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                                  [LETTERHEAD]                     EXHIBIT 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 6, 1996, incorporated by reference or included in HBO & Company's Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this Registration Statement.



/s/ Arthur Andersen LLP


Atlanta, Georgia
December 9, 1996


                               Page 23 of 23 Pages